UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2007

MoSys, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

755 N. Mathilda Avenue

Sunnyvale, California 94085

(Address of principal executive offices, with zip code)

(408) 731-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Mehdi Bathaee resigned from the Company as an employee and chief operating officer on December 3, 2007.   Pending a complete review of the Company’s operations and organizational structure, the Company’s new Chief Executive Officer, Len Perham, will assume all of the responsibilities that had been delegated to the chief operating officer, and the Company’s vice president of engineering, Hem Hingarh, temporarily will oversee the mixed signal design domestic and foreign engineering operations.

A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued on December 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2007

/s/ Leonard Perham
Leonard Perham
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on December 4, 2007